MainStay MacKay Short Term Municipal Fund	Summary Prospectus August 28, 2019 as revised June 30, 2020
Class/Ticker	A MSTAX Investor MYTBX I MSTIX R6 MSTEX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, reports to shareholders and other information about the Fund by going online to nylinvestments.com/documents, by calling 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. The Fund's Prospectus and Statement of Additional Information, both dated August 28, 2019, as may be amended from time to time, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of the Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of the Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Investment Objective

The Fund seeks current income exempt from regular federal income tax.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission or other transaction charge to your financial intermediary for effecting transactions in a class of shares of the Fund that has no initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution, such as Class I shares. These commissions are not reflected in the fee and expense table or expense example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 35 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 68 of the Statement of Additional Information.

	Class A	Investor Class	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.00%	0.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	None
Other Expenses	0.10%	0.70%	0.10%
Total Annual Fund Operating Expenses	0.70%	1.30%	0.45%
Waivers / Reimbursements[2]	0.00%	0.00%	(0.05)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	0.70%	1.30%	0.40%

1.  No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases). However, a contingent deferred sales charge of 0.50% may be imposed on certain redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of its average daily net assets: Class A, 0.70%; and Class I, 0.40%. New York Life Investments will apply an equivalent waiver or reimbursement based on Class A, in an equal number of basis points to Investor Class. This agreement will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(NYLIM) NL250 MSSTM01-06/20

Expenses After	Class A	Investor	Class I
Class
1 Year	$ 171	$ 182	$ 41
3 Years	$ 322	$ 460	$ 139
5 Years	$ 486	$ 759	$ 247
10 Years	$ 962	$ 1,610	$ 562
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal debt securities, which include debt obligations issued by or on behalf of a government entity or other qualifying entity/issuer that pays interest that is, in the opinion of bond counsel to the issuers, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax). The Fund invests in an actively managed, diversified portfolio of tax-exempt municipal debt securities.

Municipal debt securities include bonds issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities. Municipal debt securities also include, among other instruments, general obligation bonds, revenue bonds, industrial revenue bonds, industrial development bonds, private activity bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. All distributions by the Fund, including any distributions derived from tax-exempt municipal obligations, may be includible in taxable income for purposes of the federal alternative minimum tax.

The Fund invests in investment grade securities as rated by a nationally recognized statistical rating organization (“NRSRO”), such as rated BBB- Baa3 or better at the time of purchase, or if unrated, determined to be of comparable quality by MacKay Shields LLC, the Fund's Subadvisor; and invests in commercial paper only if rated in the top two highest rating categories by a NRSRO, such as A-1 to A-2 or Prime-1 to Prime-2 at the time of purchase, or if unrated, determined by the Subadvisor to be of comparable quality. If NRSROs assign different ratings for the same security, the Fund will use the higher rating for purposes of determining the credit quality.

The Fund may also invest up to 10% of its net assets in taxable municipal debt securities.

The Fund's principal investments may have fixed, variable or floating interest rates and include: tax-exempt and taxable municipal securities; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by U.S. banks or savings and loan associations; and debt securities issued by corporate entities, governments and agencies, and supranational organizations. The Fund may also invest in municipal debt securities with special features, such as put rights, which allow the Fund to sell a security at a predetermined price. Normally, the Fund will have a dollar-weighted average maturity of three years or less.

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to seek to reduce the risk of loss by hedging certain of its holdings.

Investment Process: The Subadvisor seeks to allocate investments primarily across the tax-exempt debt market, but can also utilize the taxable debt markets. Allocations to the tax-exempt and taxable debt markets are based on the current economic environment, the level of absolute and relative yields, and the Subadvisor’s interest rate outlook.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund, which may be determined by an evaluation of economic conditions, the issuer's financial condition, or relative yield and return expectations.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Net Asset Value Risk: The Fund is not a money market fund, does not attempt to maintain a stable net asset value, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investments may be more susceptible than those of a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund’s investments. The Fund’s net asset value per share will fluctuate.

Market Risk: The value of the Fund’s investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Additional risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Municipalities continue to experience political, economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial, economic and other conditions, which may negatively affect the value of the Fund’s holdings in Puerto Rico municipal securities.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Municipal Bond Focus Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds on which interest is paid solely from revenues of similar projects. If the Fund focuses its investments in this manner, it assumes the legal and economic risks relating to such projects, which may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Fund’s investments in fixed income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt.

Floating Rate Notes and Variable Rate Notes Risk: Floating and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Floating rate loans and other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors (sometimes referred to as “covenant-lite” loans or obligations) are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many floating rate notes and other instruments are tied to the London Interbank Offered Rate (“LIBOR”), which functions as a reference rate or benchmark. It is anticipated that LIBOR will be discontinued at the end of 2021, which may cause increased volatility and illiquidity in the markets for instruments with terms tied to LIBOR or other adverse consequences for these instruments. These events may adversely affect the Fund and its investments in such instruments.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service or noncompliant conduct of a bond issuer.

Variable Rate Demand Instruments Risk: A variable rate demand instrument is generally subject to certain of the risks associated with debt securities.  Variable rate demand instruments are also subject to potential delays between the instrument’s periodic interest rate reset and an intervening rise in general interest rates, which could adversely affect the Fund. In addition, these instruments are subject to the risk that, if not held to maturity, the Fund will be subject to the credit risk of any third party supporting or providing the instrument’s demand feature, as well as the risk that such third party’s obligations may terminate or that it may otherwise fail to meet such obligations.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) compare to those of a broad-based securities market index. The Fund has selected the Bloomberg Barclays 3-Year Municipal Bond Index as its primary benchmark. The Bloomberg Barclays 3-Year Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity range of 2-4 years. Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Effective June 1, 2015, the Fund changed, among other things, its investment objective and principal investment strategies. Effective May 22, 2018, the Fund made further changes to, among other things, its principal investment strategies. Effective February 28, 2019, the Fund changed its investment objective. The past performance in the bar chart and table reflects the Fund's prior investment objectives and principal investment strategies, as applicable.

Annual Returns, Class I Shares

(by calendar year 2009-2018)

Best Quarter
3Q/09	1.13%
Worst Quarter
4Q/16	-0.58%

As of June 30, 2019, the Class I shares of the Fund had a year-to-date return of 1.63%.

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Return Before Taxes
Class I	1/2/1991	1.81%	1.08%	1.30%
Return After Taxes on Distributions
Class I		1.78%	0.94%	0.94%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		1.65%	0.93%	0.96%
Return Before Taxes
Class A	1/2/2004	0.50%	0.20%	0.73%
Investor Class	2/28/2008	0.02%	-0.21%	0.34%
Bloomberg Barclays 3-Year Municipal Bond Index (reflects no deductions for fees, expenses, or taxes)		1.76%	1.16%	1.99%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Fund.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	John Loffredo, Executive Managing Director	Since 2015
	Robert DiMella, Executive Managing Director	Since 2015
	Michael Petty, Senior Managing Director	Since 2015
	David Dowden, Managing Director	Since 2015
	Scott Sprauer, Managing Director	Since 2015
	Frances Lewis, Senior Managing Director	Since 2015
	John Lawlor, Director	Since February 2019
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at MainStay Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylinvestments.com/funds.

Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class shares. However, for Investor Class shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally expected to be exempt from federal income tax. However, a portion of the distributions may be subject to the alternative minimum tax. Additionally, the Fund may derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, generally will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

"New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.